Income Taxes 10-K	6 Months Ended	12 Months Ended
	Dec. 04, 2012	Jun. 05, 2012
INCOME TAXES [Abstract]
Income Taxes
NOTE J – INCOME TAXES

We had a liability for unrecognized tax benefits of $9.2 million and $6.4 million as of December 4, 2012 and June 5, 2012, respectively. As of December 4, 2012 and June 5, 2012, the total amount of unrecognized tax benefits that, if recognized, would impact our effective tax rate was $4.0 million and $4.2 million, respectively. The liability for unrecognized tax benefits as of December 4, 2012 includes $0.9 million related to tax positions for which it is reasonably possible that the total amounts could change within the next twelve months based on the outcome of examinations and negotiations with tax authorities.

Interest and penalties related to unrecognized tax benefits are recognized as components of income tax expense. As of December 4, 2012 and June 5, 2012, we had accrued $1.1 million and $1.0 million, respectively, for the payment of interest and penalties. During the first 26 weeks of fiscal 2013, accrued interest and penalties increased by $0.1 million, all of which affected the effective tax rate for the same time period.

Under Accounting Standards Codification 740 ("ASC 740"), companies are required to apply their estimated annual tax rate on a year-to-date basis in each interim period. Under ASC 740, companies should not apply the estimated annual tax rate to interim financial results if the estimated annual tax rate is not reliably predictable. In this situation, the interim tax rate should be based on the actual year-to-date results. Based on our current projections, a small change in pre-tax earnings would result in a material change in the estimated annual effective tax rate, producing significant variations in the customary relationship between income tax expense and pre-tax accounting income in interim periods. As such, and in contrast with our previous methods of recording income tax expense, we recorded a tax benefit for the first and second quarters of fiscal 2013 based on the actual year-to-date results, in accordance with ASC 740.

We recorded a tax benefit of $13.7 million and $16.0 million during the 13- and 26-week periods ended December 4, 2012, respectively, compared to tax expense of $0.3 million and $0.8 million during the 13- and 26-week periods ended November 29, 2011. The change in income taxes was attributable to a change in method of recording interim income tax expense as discussed above, coupled with lower pre-tax income for the current year periods as compared to those same periods of the prior year, an increase in the tax benefit of FICA Tip and Work Opportunity credits based on that change in accounting method, and a decrease in unrecognized tax benefits for the quarter.

At December 4, 2012, we are no longer subject to U.S. federal income tax examinations by tax authorities for fiscal years prior to 2008 with the exception of our fiscal years 2004 and 2005 as a result of fiscal 2009 NOL carryback, and with few exceptions, state and local examinations by tax authorities prior to fiscal year 2008.

10. Income Taxes

Income tax (benefit)/expense includes the following components (in thousands):

	2012	2011	2010
Current:
Federal	$2,199	$5,378	$(6,387)
State	3,103	1,720	(822)
Foreign	155	132	107
	5,457	7,230	(7,102)
Deferred:
Federal	(18,634)	(2,218)	16,900
State	(1,573)	732	2,616
	(20,207)	(1,486)	19,516
	$(14,750)	$5,744	$12,414

Deferred tax assets and liabilities are comprised of the following (in thousands):

	2012	2011
Deferred tax assets:
Employee benefits	$27,510	$26,857
General business credits carryforward	21,675	10,957
Escalating minimum rents	18,438	18,151
State net operating losses	7,672	6,822
Goodwill	7,012	1,664
Insurance reserves	6,500	5,886
Closed restaurant lease reserves	2,704	794
Gift certificate income	1,915	1,684
Deferred gain on sale-leaseback transactions	1,685	-
Other	7,180	7,361
Gross deferred tax assets	102,291	80,176
Deferred tax asset valuation allowances	(2,392)	(1,501)
Net deferred tax assets	$99,899	$78,675

Deferred tax liabilities:
Depreciation	(99,901)	(94,005)
Smallwares	(2,882)	(2,698)
Prepaid deductions	(2,472)	(2,323)
Partnership investments	(380)	(3,328)
Other	(4,697)	(4,815)
Total deferred tax liabilities	(110,332)	(107,169)
Net deferred tax liability	$(10,433)	$(28,494)

Reported in Consolidated Balance Sheets as:
Deferred income taxes - current asset	$27,134	$14,429
Deferred income taxes - noncurrent liability	(37,567)	(42,923)
	$(10,433)	$(28,494)

We record deferred tax assets for various items. Included in income tax expense for the years ended June 5, 2012 and May 31, 2011 was $0.9 million and $1.5 million, respectively, representing the change in our valuation allowance for state net operating losses that, in the judgment of management, are not more likely than not to be realized. This determination factored in the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax-planning strategies. Primarily as a result of state tax planning, the Company has a three-year cumulative pre-tax loss in certain states which was given significant weight in our assessment.

At June 5, 2012, we had state net operating loss carryforwards of approximately $157.7 million which expire at varying times between fiscal 2013 and 2032. During fiscal 2009, RTI generated a federal net operating loss of $55.9 million, a substantial portion of which related to a tax accounting method change as permitted by the Internal Revenue Service relating to the expensing of certain repairs. As a result of the carryback of the loss to fiscal 2007, during fiscal 2010 we collected federal and state income tax refunds totaling $21.5 million.

A reconciliation from the statutory federal income tax (benefit)/expense to the reported income tax (benefit)/expense is as follows (in thousands):

	2012	2011	2010

Statutory federal income taxes	$(5,228)	$18,418	$20,215
State income taxes, net of federal income tax benefit	(1,956)	228	955
FICA tip credit	(8,285)	(8,264)	(7,735)
Work opportunity tax credit	(2,189)	(2,624)	(1,352)
Other federal tax credits	(384)	(197)	(179)
Goodwill impairment	1,750	-	-
Other, net	1,542	(1,817)	510
	$(14,750)	$5,744	$12,414

We had a liability for unrecognized tax benefits of $6.4 million at June 5, 2012, $4.2 million of which, if recognized, would impact our effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal 2012 and 2011 follows (in thousands):

	2012	2011
Beginning of year	$5,171	$3,415
Additions for tax positions related to the current year	901	624
Additions for tax positions of prior years	2,079	1,668
Reductions for tax positions of prior years	(764)	(60)
Reductions for settlements with taxing authorities	(110)	-
Reductions due to statute settlements	(853)	(476)
End of year	$6,424	$5,171

The liability for unrecognized tax benefits as of June 5, 2012 includes $1.8 million related to tax positions for which it is reasonably possible that the total amounts could change within the next twelve months based on the outcome of examinations and negotiations with tax authorities.

As discussed in Note 1 to the Consolidated Financial Statements, our policy is to accrue interest related to potential underpayment of income taxes within the provision for income taxes. Interest is computed on the difference between our uncertain tax benefit positions and the amount deducted or expected to be deducted in our tax returns. At June 5, 2012, we had $1.0 million of accrued interest and penalties related to unrecognized tax benefits.

During 2012, accrued interest and penalties decreased by $0.6 million, of which $0.5 million affected the 2012 effective tax rate. If we were to prevail on all uncertain tax positions, the reversal of this accrual would also be a benefit to our effective tax rate. At June 5, 2012, total liabilities of $7.4 million, including the above-mentioned $1.0 million for the payment of accrued interest and penalties, are included in Accrued liabilities - Rent and other and Other deferred liabilities as reported on the Consolidated Balance Sheets.

At June 5, 2012, we are no longer subject to U.S. federal income tax examinations by tax authorities for fiscal years prior to 2008 with the exception of our fiscal years 2004 and 2005 as a result of fiscal 2009 NOL carryback, and with few exceptions, state and local examinations by tax authorities prior to fiscal year 2008.